MERRILL LYNCH KECALP L.P. 1997

                       Supplement dated August 14, 1997
                      to Prospectus dated June 11, 1987


Increase in the Size of the Offering and Extension of Offering Period

Merrill Lynch KECALP L.P. 1997 (the "Partnership") has increased its offering of units of limited partnership interest ("Units") by 50,000 Units for an aggregate offering of 300,000 Units, with a total offering price of $300 million. In connection with the offering, Merrill Lynch & Co., Inc. ("ML & Co.") has advised the Partnership that it may purchase up to 275,000 Units in connection with deferred compensation plans it offers to certain key employees.

In addition, the Offering Termination Date (the date by which investors must submit completed subscription documents) has been extended to September 15, 1997. Subsequent to the Offering Termination Date, KECALP Inc. (the "General Partner") will advise eligible investors whether their subscriptions have been accepted. MLPF&S will then debit funds from accepted investors' accounts for payment into the Partnership's escrow account.

The discussion set forth on the cover of the Prospectus and under the captions "Summary of the Offering" and "Offering and Sale of Units" is hereby amended to incorporate the foregoing.

ADDITIONAL PROPOSED INITIAL INVESTMENTS

Since the date of the Prospectus, the General Partner has approved the purchase by the Partnership of several additional investments. The discussion in the Prospectus under "Investment Objective and Policies - Proposed Initial Investments" is amended to reflect the following information concerning these investments:

DIGITAL CITY, INC. Digital City, Inc. ("Digital City") is a leading on-line destination providing interactive content and services for and about local communities. Digital City, the majority of the Common Stock of which is owned by America Online, had a network or distinct local offerings in 14 major U.S. cities and reaches more than two million consumers per month. The company interactive product offers users original and third party local news, sports, weather and other information, a local guide service with directory and classified listings and a forum for exchanging information, opinions and ideas. The General Partner has approved the investment by the Partnership of up to $10 million in Series C Preferred Stock of Digital City.

WAVE TRANSNATIONAL INC. Wave Transnational Inc. is a member of VenInfo Tel, L.L.C. ("VIT"), a telecommunications company formed to offer voice, data and video services in Caracas and Maracaibo, Venezuela. VIT, which currently owns one of three nationwide multi-channel video licenses in Venezuela, intends to become a leading telecommunications company in Venezuela by expanding its cable television business and adding other services. VIT's current service area covers 1.3 million homes and it had 31,000 subscribers as of April 1997. VIT has focused on the two largest metropolitan areas in Venezuela -- Caracas and Maracaibo, which comprise 30% of the households in the country. VIT has also begun to offer private commercial voice and data communications via private line frame relay connections to its fiber optic network. The General Partner has approved the investment by the Partnership of up to $5.75 million in Wave Transnational.

APAM HIGH PERFORMANCE CAPITAL PARTNERS, L.P. APAM High Performance Capital Partners, L.P. (the "APAM Partnership") is a private hedge fund investing primarily in collateralized mortgage obligations using a strategy developed by Atlantic Portfolio Analytics & Management, Inc. ("APAM"). APAM employs a CMO spread approach that (1) exploits supply imbalances between complementary mortgage derivatives, (2) creates hedges tailored to such products and (3) uses innovative funding techniques. The General Partner has approved the investment by the Partnership of up to $10 million in the APAM Partnership.

MERCAPITAL SPANISH PRIVATE EQUITY FUND. Mercapital Spanish Private Equity Fund ("Mercapital") is being established by Mercapital Servicios Financieros, S.A. ("MCSF"), a Spanish investment advisory firm. The principals behind Mercapital (the "Principals") are recognized leaders in the Spanish equity market who, over the past 11 years, have led investments in 28 companies in Spain. The Principals believe that Spain possesses specific characteristics that make it a particularly attractive market for private equity investing over the next five years including (1) a large number of successful small to medium-sized companies in need of expansion capital; (2) predominance of family ownership with competent yet unsophisticated management teams who will need strategic advice to stay competitive; (3) strong projected economic growth; (4) a stable political environment and a government that encourages free enterprise; and (5) developing equity markets that should facilitate improved exit opportunities. The General Partner has approved the investment by the Partnership of up to $5 million in Mercapital.

CANDESCENT  TECHNOLOGIES  CORPORATION.    The  General  Partner  approved  an
additional $850,000 investment. The original approval was for an investment of $5 million. (See pages 30 and 31 of the Partnership's Prospectus.)

PT  KERAMIKA  INDONESIA ASSOSIASI.    The  General  Partner has  approved  an
additional $1,147,000 investment. The original approval was for an investment of up to $2 million. (See pages 31 and 32 of the Partnership's Prospectus.)

MAXIMUM PURCHASE BY QUALIFIED INVESTORS

The Partnership has imposed restrictions on the maximum amount of Units that may be purchased by any Qualified Investor. Restrictions applicable to employees of ML & Co. and its subsidiaries are set forth in the Prospectus under the caption "Offering and Sale of Units - Maximum Purchase by Qualified Investors". A non-employee director of ML & Co. may purchase Units in an amount which does not exceed three times the director's fees (including committee fees but not including reimbursement of expenses) received from ML & Co. during 1996.